UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

Item 1: Report to Shareholders

Retirement 2005 Fund	November 30, 2010

The views and opinions in this report were current as of November 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Major U.S. stock and bond indexes generated strong gains over the six months ended November 30, 2010, as the gradual economic recovery continued to unfold. Despite some volatility, most non-U.S. stock and bond markets also recorded solid gains, with emerging markets generally outperforming their developed market peers. The Retirement Funds recorded solid gains for the period and outperformed almost all of their respective benchmarks. As always, we encourage shareholders to remember that these funds are long-term investments designed to maximize the opportunity for success in a wide variety of market scenarios that can occur over decades of asset accumulation and distribution. Relying on our disciplined, fundamental approach to identify attractive long-term investment opportunities for our shareholders, we continue to position the funds for a sustainable, long-term economic recovery.

RECENT FUND ENHANCEMENTS

We made some important enhancements to the T. Rowe Price Retirement Funds during the past six months. Announced on July 7, 2010, these changes are intended to improve the funds’ broad diversification and help position them to perform well under a variety of market conditions, including periods of inflation.

• The T. Rowe Price Real Assets Fund was added to the Retirement Funds’ roster of underlying investments. This fund will help further diversify the Retirement Funds’ portfolios by adding equity exposure to industries such as real estate, natural resources, precious metals, and global infrastructure, which typically perform better in periods of above-average inflation. We expect the Real Assets Fund to eventually account for approximately 5% of each Retirement Fund’s overall equity allocation.

The T. Rowe Price Short-Term Income Fund, which was already included in the Retirement Funds’ lineup of underlying investments, will focus more on bonds that are indexed to inflation. The fund may also invest in longer-term bonds but will maintain an average maturity less than the general bond universe. Accordingly, this fund was renamed the T. Rowe Price Inflation Focused Bond Fund. The Retirement Funds’ allocations to the Inflation Focused Bond Fund will not change from their allocations to the Short-Term Income Fund.

• With the modifications to the Short-Term Income Fund, the Retirement Funds also added the T. Rowe Price Summit Cash Reserves Fund to their roster of underlying funds. This money market fund will provide a reserve position that can help the Retirement Funds to better manage new and existing cash flows.

These adjustments are the result of long-term research efforts to validate the Retirement Funds’ investment approach and should not be viewed as an assessment of short-term market or economic conditions. We believe they provide important equity and fixed income investment options that will improve our ability to manage these funds through a wide range of market environments. Although these modest shifts affect a relatively small portion of the funds’ overall allocations, we believe the additional flexibility afforded to our portfolio management team will help create long-term value for our shareholders.

Please note that the Real Assets Fund and the Inflation Focused Bond Fund are only available through the underlying investment lineup of the Retirement Funds. Investors cannot purchase these funds directly at the present time. Please remember that diversification cannot assure a profit or protect against loss in a declining market. All mutual funds are subject to market risk, including possible loss of principal.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, shifting their investment mix automatically over time to maintain this balance up to and through retirement.

Weighted %
100%
80
60
40
20
0
Fixed Income
Equity
40+
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
Years to Retirement
Years Past Retirement

Please note that the glide-path chart now reflects the recent fund enhancements. In order to better represent the modified investment program of the Inflation Focused Bond Fund, its allocation is now included in fixed income investments. Before the recent modification, the Short-Term Income Fund's allocation to short-term securities was shown separately in previous versions of the glide path. The glide path's overall allocation to equity and fixed income investments remains unchanged.

As shown in the accompanying chart, the stock allocation of each fund (other than the Retirement Income Fund) is reduced as the target retirement date draws near and continues to reallocate after the date. For example, longer-dated funds like the Retirement 2055 Fund are currently at their highest neutral equity allocation of 90%. In contrast, the shorter-dated Retirement 2005 Fund has already reached its target date but continues its gradual equity reduction. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20% of assets, with the remainder in bonds. For those who prefer a more traditional static asset allocation strategy, the Retirement Income Fund maintains a relatively consistent investment mix of approximately 60% bonds and 40% stocks.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by T. Rowe Price's Asset Allocation Committee. Periodically, the committee may make modest tactical changes by adding to or subtracting from the neutral allocation for an asset class or sector. These "target" allocations are based on our assessment of market conditions and reflect our 12- to 18-month outlook for the domestic and global economies, various asset classes, and market sectors.

BENCHMARK COMPOSITION

In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. The domestic equity portion of each fund is compared with the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations; non-U.S. equities, including emerging markets, are represented by the MSCI All Country World ex-U.S.A. Index; fixed income is measured against the Barclays Capital U.S. Aggregate Index; and short-term investments are measured by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date categories, providing a tool to measure the performance of each fund against those with similar objectives. Although we display the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter, we do not believe these indexes provide as good a comparison as our combined index portfolios because their asset class or sector weightings do not accurately match those of our funds.

MARKET ENVIRONMENT

The U.S. economy continued its gradual recovery, although there were signs that the pace of recovery was slowing as the year progressed. Amid indications of decelerating growth, the Federal Reserve held the federal funds target rate in a 0.00% to 0.25% range and announced another round of quantitative easing—a $600 billion plan to purchase Treasury securities—commonly referred to as “QE2.” Corporations reported solid earnings and improved balance sheets, although this has yet to translate into large-scale hiring. The anemic job market has constrained growth in consumer spending and contributed to ongoing weakness in the housing market.

U.S. stocks struggled to gain momentum in the first half of the period following a sharp correction that began in late April. A weakening U.S. recovery, the European debt crisis, and efforts to control inflation in fast-growing emerging markets were among the contributors to an uncertain investment environment. However, markets rallied from late August through early November as investors were encouraged by the prospect of additional government stimulus and strong corporate earnings. U.S. mid-cap shares outperformed small- and large-caps over the six-month period, while growth stocks significantly outperformed value across all market capitalizations. Non-U.S. equities in developed and emerging markets generally outperformed domestic stocks, helped by a weaker dollar relative to most major currencies.

U.S. bonds also generated positive returns. Commercial mortgage-backed securities and high yield bonds were among the stronger sectors as investors sought larger coupons, while investment-grade corporate bonds posted more modest gains. Treasury securities benefited from strong demand in anticipation of renewed quantitative easing but gave back some of their gains in November as yields rose across all maturities. Concern grew that the QE2 program would further weaken the U.S. dollar and would contribute to inflationary pressures in many overseas markets. Slow but continuing recoveries in non-U.S. developed markets kept inflation and interest rates low and allowed corporations to bolster their balance sheets. Emerging markets offered attractive yields while continuing their robust growth as a burgeoning middle class fuels more domestic consumption.

PERFORMANCE AND STRATEGY REVIEW

Stocks
The funds’ underlying stock portfolios have performed very well over the last six months, providing strong absolute performance across domestic and international markets as well as all capitalizations and styles. On a relative basis, the funds’ equity allocation modestly outperformed its blended equity benchmark, which consists of the Russell 3000 Index (domestic equities) and the MSCI All Country World ex-U.S.A. Index (international equities). Our large-cap and small-cap exposures were the primary performance drivers among our domestic stocks. Our non-U.S. equity portfolios significantly outperformed the benchmark for the period. Developed markets provided strong performance—particularly our value and, to a lesser extent, growth allocations. Emerging markets stocks also provided solid returns as these markets continued to benefit from relatively healthy economies, lower debt compared with developed markets, and growing consumer demand. The recently added Real Assets Fund has provided strong absolute returns in the short time frame since its inception and is currently outpacing its benchmark.

Bonds
The funds’ fixed income allocation provided strong returns on an absolute basis and relative to the Barclays Capital U.S. Aggregate Index. In particular, out-of-benchmark exposure to non-U.S. dollar-denominated bonds, emerging market bonds, and high yield bonds all significantly boosted returns as investors searched for attractive yields in the riskier areas of the market. (The fixed income portion of the portfolio is benchmarked against the Barclays Capital U.S. Aggregate Index, which does not have an allocation to these sectors.) The Inflation Focused Bond Fund (formerly known as the Short-Term Income Fund) provided strong absolute and relative returns versus the Citigroup 90-day Treasury Bill Index. The recent outperformance was largely due to the fund’s current maturity profile, which is positioned more as a short-term bond fund. We continue to reposition the fund to focus on Treasury inflation protected securities (TIPS), but with a careful eye on the markets.

RETIREMENT INCOME FUND

Shares of the Retirement Income Fund gained 6.67% for the six-month period ended November 30, 2010, outpacing the fund’s combined index portfolio but trailing its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our small-cap allocation, including both value and growth stock funds. Our non-U.S. developed market value stocks also performed well, while the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. The newly repositioned Inflation Focused Bond Fund was a primary driver. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 25. At the end of our reporting period, the target allocations were 58.50% for bond and short-term fixed income funds and 41.50% for stock funds—unchanged from our last report on May 31, 2010. The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2005 FUND

The Retirement 2005 Fund recorded a strong 7.64% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our small-cap allocation, including both value and growth stock funds. Our non-U.S. developed market value stocks also performed well, while the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. The newly repositioned Inflation Focused Bond Fund was a primary driver. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 53.0% for bond and short-term fixed income funds and 47.0% for stock funds versus 52.0% and 48.0%, respectively, on May 31, 2010. The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2010 FUND

The Retirement 2010 Fund recorded a strong 8.39% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, but the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. The newly repositioned Inflation Focused Bond Fund was a primary driver. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 44.0% for bond and short-term fixed income funds and 56.0% for stock funds versus 43.0% and 57.0%, respectively, on May 31, 2010. The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2015 FUND

The Retirement 2015 Fund recorded a strong 9.22% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, but the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. The newly repositioned Inflation Focused Bond Fund was a primary driver. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 34.5% for bond and short-term fixed income funds and 65.5% for stock funds versus 34.0% and 66.0%, respectively, on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2020 FUND

The Retirement 2020 Fund recorded a strong 9.86% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, but the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. The newly repositioned Inflation Focused Bond Fund was a primary driver. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. At the end of the period, the target allocations were 26.5% for bond and short-term fixed income funds and 73.5% for stock funds versus 26.0% and 74.0%, respectively, on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2025 FUND

The Retirement 2025 Fund recorded a strong 10.37% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, as did the fund’s emerging markets equities portfolio. However, the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. At the end of the period, the target allocations were 20.0% for bond and short-term fixed income funds and 80.0% for stock funds versus 19.0% and 81.0%, respectively, on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2030 FUND

The Retirement 2030 Fund recorded a strong 10.84% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, as did the fund’s emerging markets equities portfolio. However, the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 31. At the end of the period, the target allocations were 14.0% for bond mutual funds and 86.0% for stock funds versus 13.5% and 86.5%, respectively, on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2035 FUND

The Retirement 2035 Fund recorded a strong 11.14% gain for the six-month period ended November 30, 2010, outpacing its combined index portfolio and its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The fund’s equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, as did the fund’s emerging markets equities portfolio. However, the performance of our domestic mid-cap value shares weighed on returns. The fund’s fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 32. At the end of the period, the target allocations were 9.0% for bond mutual funds and 91.0% for stock funds versus 8.5% and 91.5%, respectively, on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND

Each fund has a different Dow Jones target benchmark (shown in the Growth of $10,000 graphs after this letter) except for the 2050 and 2055 funds, which share a Dow Jones target benchmark. The funds share the same combined index portfolio. Each fund is managed as a separate portfolio. The total returns of each fund will vary because of asset flows, differing allocations to underlying funds, and other factors.

• Retirement 2040 Fund: Shares of the Retirement 2040 Fund recorded a strong 11.11% gain over the six-month period ended November 30, 2010, outpacing its combined index portfolio and Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2045 Fund: Shares of the Retirement 2045 Fund recorded a strong 11.16% gain over the six-month period ended November 30, 2010, outpacing its combined index portfolio and Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2050 Fund: Shares of the Retirement 2050 Fund recorded a strong 11.12% gain over the six-month period ended November 30, 2010, outpacing its combined index portfolio and Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2055 Fund: Shares of the Retirement 2055 Fund recorded a strong 11.14% gain over the six-month period ended November 30, 2010, outpacing its combined index portfolio and Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

Fund performance during the period was driven largely by positive security selection within the underlying portfolios. The funds’ equity performance was led by our large-cap growth stock allocation, while our small-cap stocks, including both value and growth stock funds, were also beneficial. Our non-U.S. developed market value stocks also posted solid gains, as did the funds’ emerging markets equities portfolio. However, the performance of our domestic mid-cap value shares weighed on returns. The funds’ fixed income allocation provided solid performance, and all components outperformed their respective style-specific benchmarks. Allocations to high yield bonds, emerging markets bonds, and non-U.S. dollar-denominated bonds also provided a substantial boost to performance.

As of November 30, 2010, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 33–36. At the end of the reporting period, the funds’ target allocations were 8.50% bond mutual funds and 91.50% stock funds—unchanged from our last report on May 31, 2010. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

OUTLOOK

The U.S. economy continues to rebound from a deep recession, though the pace of the recovery is slower than investors or policymakers predicted. Many economic indicators—from manufacturing to private sector hiring—have improved considerably in the past six months. Consumer spending has strengthened, and wages have begun to rise. This suggests that the recovery is progressing, particularly since government stimulus spending has faded, and growth appears to be a result of improved demand for goods and services. We expect the economic recovery to continue at a modest pace, but challenges remain. Unemployment is still stubbornly high, the housing market has not fully recovered, and the European debt crisis continues to impede progress.

We remain overweight to stocks versus bonds as equities appear reasonably valued. While the pace of recovery is likely to remain uneven, recent economic news reflects a slowly improving environment in which stocks appear to be supported by favorable earnings prospects and reasonable balance sheets. We are neutral between U.S. growth and value stocks as the case for value based on the economic and profit cycle is balanced against very attractive valuations for growth relative to historical levels. Valuations currently favor large-cap stocks over small-caps as the latter’s strong performance in 2010 has reinforced the rich valuations of the small-cap sector. Growth prospects in the U.S. appear better than those of non-U.S. developed markets, but we remain neutral between the two as the stronger growth has been priced into current U.S. stock valuations. We are overweight to emerging markets equities given more attractive opportunities for growth relative to the U.S. and non-U.S. developed equity markets over the medium and longer term.

We have reduced our overweight to high yield relative to investment-grade bonds following a period of strong returns and an associated decline in yield spreads relative to Treasury bonds. However, we remain overweight given a gradually improving economy and modest default rate expectations supported by recent opportunities for issuers to refinance higher coupon debt and extend maturities. Yields on government bonds remain near historically low levels as the Fed’s quantitative easing policy has sustained expectations that the central bank will try to keep U.S. rates low for an extended period. Economic improvement over the next six to 18 months could provide upward pressure on interest rates, while new Treasury supply could also be a source of upward pressure on Treasury yields. We have increased our allocation to non-U.S. dollar-denominated bonds relative to U.S. investment-grade bonds as current U.S. monetary policy and the likelihood of persistent budget deficits could weigh on the dollar. We continue to favor emerging markets bonds, which feature attractive fundamentals and yields relative to their developed market counterparts.

Investors have been through a lot of ups and downs over the past three years, including a historic downturn and extraordinary rally in equity markets. Throughout the extreme volatility, however, we believe the Retirement Funds have performed as they were designed to perform—maximizing the opportunity for investment success through a wide range of market scenarios. In a period that included historic bull and bear markets, the Retirement Funds proved to be effective vehicles for retirement investing. We believe that our approach will continue to add value for shareholders over the long term.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

December 20, 2010

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment- grade bonds, including corporate, government, and mortgage-backed securities. Formerly known as the Lehman Brothers U.S. Aggregate Index.

Barclays Capital 1–3 Year Government/Credit Index: An unmanaged index that tracks short-term debt instruments.

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined index portfolios: Blended index portfolios created as custom benchmarks for each of the Retirement Funds. The combined index portfolios are composed of the following indexes:

• Retirement Income Fund—An unmanaged portfolio composed of 32.00% Russell 3000 Index, 30.00% Barclays Capital U.S. Aggregate Index, 30.00% Citigroup 90-Day U.S. Treasury Bill Index, and 8.00% MSCI All Country World ex-U.S. Index.

• Retirement 2005 Fund—An unmanaged portfolio composed of 36.40% Russell 3000 Index, 39.50% Barclays Capital U.S. Aggregate Index, 15.00% Citigroup 90-Day U.S. Treasury Bill Index, and 9.10% MSCI All Country World ex-U.S. Index.

• Retirement 2010 Fund—An unmanaged portfolio composed of 43.60% Russell 3000 Index, 35.00% Barclays Capital U.S. Aggregate Index, 10.50% Citigroup 90-Day U.S. Treasury Bill Index, and 10.90% MSCI All Country World ex-U.S. Index.

• Retirement 2015 Fund—An unmanaged portfolio composed of 51.20% Russell 3000 Index, 30.00% Barclays Capital U.S. Aggregate Index, 6.00% Citigroup 90-Day U.S. Treasury Bill Index, and 12.80% MSCI All Country World ex-U.S. Index.

• Retirement 2020 Fund—An unmanaged portfolio composed of 57.60% Russell 3000 Index, 25.00% Barclays Capital U.S. Aggregate Index, 3.00% Citigroup 90-Day U.S. Treasury Bill Index, and 14.40% MSCI All Country World ex-U.S. Index.

• Retirement 2025 Fund—An unmanaged portfolio composed of 62.80% Russell 3000 Index, 20.50% Barclays Capital U.S. Aggregate Index, 1.00% Citigroup 90-Day U.S. Treasury Bill Index, and 15.70% MSCI All Country World ex-U.S. Index.

• Retirement 2030 Fund—An unmanaged portfolio composed of 67.60% Russell 3000 Index, 15.50% Barclays Capital U.S. Aggregate Index, and 16.90% MSCI All Country World ex-U.S. Index.

• Retirement 2035 Fund—An unmanaged portfolio composed of 71.60% Russell 3000 Index, 10.50% Barclays Capital U.S. Aggregate Index, and 17.90% MSCI All Country World ex-U.S. Index.

• Retirement 2040, 2045, 2050, and 2055 Funds—Unmanaged portfolios composed of 72.00% Russell 3000 Index, 10.00% Barclays Capital U.S. Aggregate Index, and 18.00% MSCI All Country World ex-U.S. Index.

Credit Suisse High Yield Index: An index designed to track the U.S. dollar-denominated high yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index composed of an underlying blend of U.S. and non-U.S. stock indexes.

Dow Jones target date portfolio indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Each index in the series allocates among U.S. stock, bond, and cash subindexes on a monthly basis to measure predefined relative risk levels.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World ex-U.S.A. Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). An unmanaged index representing developed and emerging equity markets around the world excluding those in the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are continually changing. One of the key activities in managing any fixed income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Expense Ratio

Retirement Income Fund	0.59%
Retirement Income Fund–Advisor Class	0.84
Retirement Income Fund–R Class	1.09
Retirement 2005 Fund	0.61
Retirement 2005 Fund–Advisor Class	0.86
Retirement 2005 Fund–R Class	1.11
Retirement 2010 Fund	0.64
Retirement 2010 Fund–Advisor Class	0.89
Retirement 2010 Fund–R Class	1.14
Retirement 2015 Fund	0.68
Retirement 2015 Fund–Advisor Class	0.93
Retirement 2015 Fund–R Class	1.18
Retirement 2020 Fund	0.71
Retirement 2020 Fund–Advisor Class	0.96
Retirement 2020 Fund–R Class	1.21
Retirement 2025 Fund	0.74
Retirement 2025 Fund–Advisor Class	0.99
Retirement 2025 Fund–R Class	1.24
Retirement 2030 Fund	0.76
Retirement 2030 Fund–Advisor Class	1.01
Retirement 2030 Fund–R Class	1.26
Retirement 2035 Fund	0.77
Retirement 2035 Fund–Advisor Class	1.02
Retirement 2035 Fund–R Class	1.27
Retirement 2040 Fund	0.77
Retirement 2040 Fund–Advisor Class	1.02
Retirement 2040 Fund–R Class	1.27
Retirement 2045 Fund	0.77
Retirement 2045 Fund–Advisor Class	1.02
Retirement 2045 Fund–R Class	1.27
Retirement 2050 Fund	0.77
Retirement 2050 Fund–Advisor Class	1.02
Retirement 2050 Fund–R Class	1.27
Retirement 2055 Fund	0.77
Retirement 2055 Fund–Advisor Class	1.02
Retirement 2055 Fund–R Class	1.27

The expense ratios shown are as of the funds' fiscal year ended 5/31/10. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	Value
BOND MUTUAL FUNDS 52.8%			
T. Rowe Price New Income Fund	24.6%	28,315,253	273,526
T. Rowe Price Inflation Focused Bond Fund	15.0	32,721,820	166,227
T. Rowe Price High Yield Fund	5.1	8,381,709	56,325
T. Rowe Price Emerging Markets Bond Fund	4.0	3,353,932	44,373
T. Rowe Price International Bond Fund	3.7	4,229,619	41,619
T. Rowe Price Summit Cash Reserves Fund, 0.01% (2)	0.4	4,671,995	4,672
Total Bond Mutual Funds (Cost $557,448)			586,742
EQUITY MUTUAL FUNDS 47.2%			
T. Rowe Price Equity Index 500 Fund	29.2	10,160,601	324,123
T. Rowe Price International Stock Fund	2.6	2,144,500	28,929
T. Rowe Price Overseas Stock Fund	2.4	3,445,208	26,976
T. Rowe Price International Growth & Income Fund	2.4	2,116,737	26,607
T. Rowe Price Mid-Cap Value Fund	2.3	1,130,480	25,425
T. Rowe Price Mid-Cap Growth Fund (3)	2.3	438,974	25,140
T. Rowe Price Emerging Markets Stock Fund	1.6	521,534	17,649
T. Rowe Price Real Assets Fund (3)	1.4	1,365,369	15,429
T. Rowe Price Small-Cap Stock Fund	1.0	349,298	11,569
T. Rowe Price Small-Cap Value Fund	1.0	327,522	11,247
T. Rowe Price New Horizons Fund	1.0	350,390	11,198
Total Equity Mutual Funds (Cost $453,339)			524,292
Total Investments in Securities 100.0% of Net Assets (Cost $ 1,010,787)			**$ 1,111,034**

(1) Affiliated Companies
(2) Seven-day yield
(3) Non-income producing

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/10	Value 5/31/10
T. Rowe Price Emerging Markets Bond Fund	$ 2,111	$ 1,754	$ 1,496	$ 44,373	$ 41,980
T. Rowe Price Emerging Markets Stocks Fund	322	1,720	-	17,649	15,790
T. Rowe Price Equity Index 500 Fund	14,963	30,739	2,772	324,123	312,038
T. Rowe Price High Yield Fund	9,505	1,546	1,923	56,325	46,193
T. Rowe Price Inflation Focused Bond Fund	19,283	5,337	1,569	166,227	151,882
T. Rowe Price International Bond Fund	8,355	1,203	454	41,619	32,727
T. Rowe Price International Growth & Income Fund	350	4,431	-	26,607	26,355
T. Rowe Price International Stock Fund	384	3,753	-	28,929	27,656
T. Rowe Price Mid-Cap Growth Fund	675	700	-	25,140	22,038
T. Rowe Price Mid-Cap Value Fund	462	730	-	25,425	24,372
T. Rowe Price New Horizons Fund	364	1,400	-	11,198	10,459
T. Rowe Price New Income Fund	23,045	10,883	4,889	273,526	256,987
T. Rowe Price Overseas Stock Fund	325	4,671	-	26,976	26,692

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,010,787)	$ 1,111,034
Receivable for investment securities sold	1,328
Receivable for shares sold	868
Total assets	1,113,230
Liabilities	
Payable for shares redeemed	1,596
Payable for investment securities purchased	600
Other liabilities	28
Total liabilities	2,224
NET ASSETS	$ 1,111,006
Net Assets Consist of:	
Undistributed net investment income	$ 21,852
Accumulated undistributed net realized loss	(86,146)
Net unrealized gain	100,247
Paid-in capital applicable to 98,628,787 shares of $0.0001 par value capital stock outstanding; 15,000,000,000 shares of the Corporation authorized	1,075,053
NET ASSETS	$ 1,111,006
NET ASSET VALUE PER SHARE	
Investor Class	
($1,028,374,613 / 91,265,354 shares outstanding)	$ 11.27
Advisor Class	
($26,241,004 / 2,338,296 shares outstanding)	$ 11.22
R Class	
($56,389,925 / 5,025,137 shares outstanding)	$ 11.22

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/10	Year Ended 5/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 12,935	$ 25,423
Net realized loss	(1,584)	(25,933)
Change in net unrealized gain	65,346	124,468
Increase in net assets from operations	76,697	123,958
Distributions to shareholders		
Net investment income		
Investor Class	–	(25,866)
Advisor Class	–	(483)
R Class	–	(1,132)
Decrease in net assets from distributions	–	(27,481)
Capital share transactions*		
Shares sold		
Investor Class	146,415	340,259
Advisor Class	6,459	18,797
R Class	2,360	4,472
Distributions reinvested		
Investor Class	–	25,649
Advisor Class	–	483
R Class	–	1,132
Shares redeemed		
Investor Class	(130,646)	(230,421)
Advisor Class	(5,584)	(9,572)
R Class	(2,166)	(3,080)
Increase in net assets from capital share transactions	16,838	147,719
Net Assets		
Increase during period	93,535	244,196
Beginning of period	1,017,471	773,275
End of period	**$ 1,111,006**	**$ 1,017,471**
Undistributed net investment income	21,852	8,917

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2005 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2005 Fund original share class, referred to in this report as the Investor Class, offered since February 27, 2004; Retirement 2005 Fund – Advisor Class (Advisor Class), offered since May 31, 2007; and Retirement 2005 Fund – R Class (R Class), also offered since May 31, 2007. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2010, the fund realized $3,720,000 of net gain on $15,735,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On November 30, 2010, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2010, aggregated $123,718,000 and $93,991,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2010, the fund had $25,578,000 of unused capital loss carryforwards, which expire: $3,311,000 in fiscal 2017, and $22,267,000 in fiscal 2018.

At November 30, 2010, the cost of investments for federal income tax purposes was $1,010,787,000. Net unrealized gain aggregated $100,247,000 at period-end, of which $100,247,000 related to appreciated investments and $0 related to depreciated investments.

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2010, the fund held less than 25% of the outstanding shares of any underlying Price fund.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 21, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 21, 2011